SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K/A

                            CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                            August 12,2003

                       VERTEX INTERACTIVE, INC.
   (Exact name of registrant as specified in its charter)

     New Jersey             0-15066              22-2050350
   --------------     --------------------   ---------------

     (State or        (Commission File No.)    (I.R.S.
Other Jurisdiction                          Identification No.)
of Incorporation)

140 Route 17 North - Suite 250
      Paramus, New Jersey                           07652
------------------------------------------   ---------------

(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code:

                            (201) 634-1991

                          -------------------

------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.   Other Events

The Company is filing herewith as Exhibit 10.75 a corrected copy of that certain Asset Purchase Agreement by and amoung
XeQute Solutions, Inc, XeQute Solutions, PLC, Vertex Interactive,
In, and JAG Media Holdings, Inc. dated August 12, 2003.

Item 7. Financial Statements and Exhibits.

Exhibits

10.75     Asset Purchase Agreement by and among XeQute
          Solutions, Inc, XeQute Solutions, PLC, Vertex
          Interactive, Inc. and Jag Media Holdings, Inc., dated August 12, 2003.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            VERTEX INTERACTIVE, INC

                             /s/ Nicholas R. Toms
                            -----------------------
                             Name:  Nicholas R. Toms
                             Title: Chief Executive Officer

DATED: September 18, 2003